                                                                    EXHIBIT 99.8

INDEPENDENT AUDITORS' REPORT

The Board of Directors
CapStar Hotel Company:

    We have audited the accompanying combined balance sheet of CapStar Tinton Falls, L.P. and CapStar Kansas City Partners, L.P. (the "Partnerships") as of December 31, 1996 and related combined statements of operations, partners' capital and cash flows for the year then ended. These combined financial statements are the responsibility of the Partnerships' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of CapStar Tinton Falls, L.P. and CapStar Kansas City Partners, L.P. as of December 31, 1996, and the results of their combined operations and their combined cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Washington D.C.
July 24, 1997

CAPSTAR TINTON FALLS, L.P. AND CAPSTAR
KANSAS CITY PARTNERS, L.P.
COMBINED BALANCE SHEETS
MARCH 31, 1997 (UNAUDITED) AND DECEMBER 31, 1996

                                                                                           1997           1996
                                                                                       -------------  ------------
                                                                                          (UNAUDITED)
ASSETS
Property and equipment:
  Land...............................................................................  $     885,500       885,500
  Buildings..........................................................................      5,710,773     5,705,501
  Furniture, fixtures and equipment..................................................      1,824,851     1,678,904
                                                                                       -------------  ------------
                                                                                           8,421,124     8,269,905
  Less--accumulated depreciation.....................................................     (1,034,363)     (908,501)
Total property and equipment, net....................................................      7,386,761     7,361,404
  Cash and cash equivalents..........................................................        172,394       487,781
  Accounts receivable................................................................        182,612       167,736
  Inventory and other assets.........................................................        159,555       104,513
  Deposits and retainers.............................................................         56,415        56,415
  Organization costs and financing cost, net of accumulated amortization of $161,113
    in 1997 and $147,977 in 1996.....................................................        331,098       344,233
                                                                                       -------------  ------------
Total assets.........................................................................  $   8,288,835     8,522,082
                                                                                       -------------  ------------
                                                                                       -------------  ------------
LIABILITIES AND PARTNERS' CAPITAL
Accounts payable and accrued expenses................................................  $     726,223       662,327
Notes payable (note 3)...............................................................      5,489,204     5,524,439
                                                                                       -------------  ------------
Total liabilities....................................................................      6,215,427     6,186,766
Partners' capital....................................................................      2,073,408     2,335,316
                                                                                       -------------  ------------
Total liabilities and partners' capital..............................................  $   8,288,835     8,522,082
                                                                                       -------------  ------------
                                                                                       -------------  ------------

See accompanying notes to combined financial statements.

CAPSTAR TINTON FALLS, L.P. AND CAPSTAR
KANSAS CITY PARTNERS, L.P.
COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1996

                                                                                             1997         1996
                                                                                         ------------  ----------
                                                                                           (UNAUDITED)
Revenue:
  Rooms................................................................................  $  1,207,085   6,013,577
  Food and beverage....................................................................       581,048   2,668,119
  Other operating departments..........................................................        62,449     317,454
                                                                                         ------------  ----------
                                                                                            1,850,582   8,999,150
                                                                                         ------------  ----------
Operating costs and expenses:
  Rooms................................................................................       370,017   1,551,816
  Food and beverage....................................................................       505,280   2,192,080
  Other operating departments..........................................................        29,135     158,689
Undistributed operating expenses:
  Administrative and general...........................................................       185,259     810,930
  Sales and marketing..................................................................       133,353     580,692
  Management fees (note 4).............................................................        55,161     310,953
  Property operating costs.............................................................       378,318   1,568,451
  Property taxes, insurance and other..................................................       117,657     463,422
  Interest (note 3)....................................................................       131,812     503,334
  Depreciation and amortization........................................................       138,998     451,336
                                                                                         ------------  ----------
                                                                                            2,044,990   8,591,703
                                                                                         ------------  ----------
Net income (loss)......................................................................  $   (194,408)    407,447
                                                                                         ------------  ----------
                                                                                         ------------  ----------

See accompanying notes to combined financial statements.

CAPSTAR TINTON FALLS, L.P. AND CAPSTAR
KANSAS CITY PARTNERS, L.P.
COMBINED STATEMENTS OF PARTNERS' CAPITAL

FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)AND THE YEAR ENDED DECEMBER 31, 1996

Balance at January 1, 1996......................................................  $2,197,869
  Distributions.................................................................   (270,000)
  Net income....................................................................    407,447
                                                                                  ---------
Balance at December 31, 1996....................................................  2,335,316
  Distributions (unaudited).....................................................    (67,500)
  Net loss (unaudited)..........................................................   (194,408)
                                                                                  ---------
Balance at March 31, 1997 (unaudited)...........................................  $2,073,408
                                                                                  ---------
                                                                                  ---------

See accompanying notes to combined financial statements.

CAPSTAR TINTON FALLS, L.P. AND CAPSTAR
KANSAS CITY PARTNERS, L.P.
COMBINED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)AND THE YEAR ENDED DECEMBER 31, 1996

                                                                                              1997         1996
                                                                                           -----------  ----------
                                                                                           (UNAUDITED)
Cash flows from operating activities:
  Net income (loss)......................................................................   $(194,408)     407,447
  Adjustments to reconcile net income (loss) to cash provided (used) by operating activities:
    Depreciation and amortization........................................................     138,998      451,336
    Decrease (increase) in accounts receivable...........................................     (14,876)      57,670
    Decrease (increase) in inventory and other assets....................................     (55,042)      32,649
    Increase in accounts payable and accrued expenses....................................      63,896       26,612
                                                                                           -----------  ----------
  Total adjustments......................................................................     132,976      568,267
                                                                                           -----------  ----------
Net cash provided (used) by operating activities.........................................     (61,432)     975,714
                                                                                           -----------  ----------
Cash flows from investing activities--purchases of property and equipment................    (151,220)    (367,029)
                                                                                           -----------  ----------
Cash flows from financing activities:
  Repayments on notes payable............................................................     (35,235)    (139,590)
  Capital distributions..................................................................     (67,500)    (270,000)
                                                                                           -----------  ----------
Net cash used by financing activities....................................................    (102,735)    (409,590)
                                                                                           -----------  ----------
Net increase (decrease) in cash and cash equivalents.....................................    (315,387)     199,095
Cash and cash equivalents at beginning of period.........................................     487,781      288,686
                                                                                           -----------  ----------
Cash and cash equivalents at end of period...............................................   $ 172,394      487,781
                                                                                           -----------  ----------
                                                                                           -----------  ----------
Supplemental disclosure of cash flow information:
  Interest paid..........................................................................   $ 131,812      503,334
                                                                                           -----------  ----------
                                                                                           -----------  ----------

See accompanying notes to combined financial statements.

CAPSTAR TINTON FALLS, L.P. AND CAPSTAR
KANSAS CITY PARTNERS, L.P.
NOTES TO COMBINED FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED) AND DECEMBER 31, 1996

(1) ORGANIZATION

    CapStar Tinton Falls, L.P. is a limited partnership which owns one hotel located in Tinton Falls, New Jersey known as the Holiday Inn Tinton Falls. CapStar Kansas City Partners, L.P. is a limited partnership which owns one hotel located in Kansas City, Missouri known as the Kansas City Holiday Inn Sports Complex. The general partner of CapStar Tinton Falls, L.P. and CapStar Kansas City Partners, L.P. (the "Partnerships") is CapStar Hotel Partners, L.P.

    CapStar Hotel Company purchased the Holiday Inn Tinton Falls and the Kansas City Holiday Inn Sport Complex from the Partnerships for approximately $10,100,000 on April 30, 1997.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The combined financial statements include the accounts of the Partnerships and have been prepared using the accrual basis of accounting.

    CASH AND CASH EQUIVALENTS

    The Partnerships consider all highly liquid investments with original maturities of three months or less to be cash equivalents.

    INVENTORY

    Inventories, consisting primarily of china, tableware, linens, and food and beverage items are stated at cost, using the first-in, first-out method of inventory valuation.

    PROPERTY AND EQUIPMENT

    Property and equipment is recorded at cost. Depreciation is computed on the buildings using the straight-line method over its useful life of 39 years. Furniture, fixtures and equipment are depreciated using the straight-line method over 5 to 7 years.

    Management periodically evaluates potential permanent impairment of the net carrying value of the hotels. If the net carrying value of the hotels exceed their fair values, the excess is charged to operations. No impairment losses were recorded during 1997 or 1996.

    ORGANIZATION COSTS AND FINANCING COSTS

    Organization costs incurred in the formation of the Partnerships are amortized over useful lives of five to 40 years. Costs associated with the acquisition of debt are amortized over the terms of the loans using a method that approximates the interest method.

    BAD DEBT EXPENSE

    Bad debt expense is accounted for using the allowance method. Management reviews the aging of accounts receivable and other current information on debtors to establish an allowance for doubtful accounts. Write offs occur when management deems a receivable uncollectible.

    REVENUE

    Revenue is earned by the Partnerships through the operations of the hotels and is recognized when earned.

    INCOME TAXES

    The combined financial statements contain no provision for federal income taxes since the Partnerships' income, losses, deductions, and credits for tax purposes are reported on the income tax returns of the partners.

    USE OF ESTIMATES

    Management has made a number of estimates and assumptions related to the reporting of assets and liabilities and revenues and expenses and the disclosure of contingent assets and liabilities to prepare these combined financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3) NOTES PAYABLE

    CapStar Tinton Falls, L.P. had a note payable to Sovereign Bank. The note had a fixed interest rate at 8 percent and required monthly payments of principal and interest. The note was secured by the hotel property and had a maturity date of February 1, 1998. The outstanding balance of the note was $2,700,454 (unaudited) at March 31, 1997 and $2,711,314 at December 31, 1996.
Interest expense incurred on the note was $57,241 (unaudited) for the three months ended March 31, 1997 and $219,417 in 1996.

    CapStar Kansas City Partners, L.P. had a note payable to ORIX USA Corporation. The note had an interest rate equal to the London Interbank Offered Rate plus 4.25 percent (9.69 percent at December 31, 1996) and required monthly payments of principal and interest. The note was secured by the hotel property and had a maturity date of January 22, 2002. The outstanding balance of the note was $2,788,750 (unaudited) at March 31, 1997 and $2,813,125 at December 31, 1996. Interest expense incurred on the note was $74,571 (unaudited) for the three months ended March 31, 1997 and $283,917 in 1996.

    Both of the above notes were repaid in full upon the sale of the hotels by the Partnerships.

(4) RELATED-PARTY TRANSACTIONS

    The two hotels are managed by CapStar Management Company, L.P. (CMC), a subsidiary of CapStar Hotel Company. The hotels paid base management fees to CMC based on gross revenue plus incentive management fees if the hotels' operating results exceeded levels specified in the management contract. Management fees incurred by the Partnerships were $55,161 (unaudited) for the three months ended March 31, 1997 and $310,953 in 1996.